ROOMLINX, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of _______ __, 2007 by and between RoomLinX, Inc., a Nevada corporation (the “Company”), and the investors signatory hereto.

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Purchase and Sale of Securities.

1.1           Debenture Sale and Issuance; Option to Purchase Additional Convertible Debentures; Preferred Stock Terms.

(a)           Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth or referred to herein, the Company hereby agrees to sell and issue to each investor signatory hereto (collectively, the "Investors", and each, individually an "Investor"), and each Investor hereby severally agrees to purchase from the Company, the principal amount of Convertible Debentures set forth as "Amount of Investment" on the signature pages hereto (the “Purchase Price”), such Convertible Debentures to be in the form attached hereto as Exhibit A (the "Debentures").  The Debentures will initially be convertible into Series B Preferred Stock of the Company, par value $.20 per share (“Series B Stock”) which Series B Stock will be convertible, upon the Triggering Event (as hereinafter defined), into that number of shares of Common Stock, par value $.001 per share of the Company ("Common Stock"), at a rate such that the Series B Stock would convert into the same number of shares of Common Stock (the “Common Stock Debenture Shares”) as if the conversion of the Debenture had in fact been made into shares of Common Stock equal to the original principal amount of such Investor's Debentures divided by $0.02 (the “Fixed Conversion Price”).  The aggregate principal amount of Debentures to be issued and sold hereunder to all Investors shall be up to $3,500,000.

(b)           In connection with the purchase and sale of the Debentures hereunder and in addition thereto, the Company hereby grants to each Investor the option to purchase from the Company, in such Investor’s sole and absolute discretion, up to the principal amount of additional Convertible Debentures (the “Option”) equal to fifty percent (50%) of the Purchase Price (the “Additional Convertible Debentures”; together with the Debentures being purchased pursuant to Section 1.1(a), the “Securities”), in the form attached hereto as Exhibit B.  The Additional Convertible Debentures will be identical to the Debentures, except that the Fixed Conversion Price thereof will be $.03.  The Option shall be exercisable for a period of six (6) months from the Closing (as defined in Section 1.3) by delivery to the Company of notice thereof together with the purchase price therefor.  Any portion of the Option not exercised within such six (6) month period shall be deemed automatically cancelled on the day immediately following the date which is six (6) months from the Closing.

(c)           The terms, relative rights, preferences and limitations of the Series B Stock (“Preferred Stock Terms”) into which the Securities may be converted are as set forth in Exhibit C attached hereto.  An Investor may request at any time that the Company file the Preferred Stock Terms with the Secretary of State in Nevada.

1.2           Delivery; Escrow. Contemporaneously with the execution of this Agreement, each Investor is delivering to Westerman Ball Ederer Miller and Sharfstein, LLP (the “Escrow Agent”) the Purchase Price in the form of a wire transfer of immediately available funds which shall be held in escrow (the “Escrow”) until the Closing takes place or this Agreement is terminated pursuant to Section 1.3.  Together with the delivery of the Purchase Price, each Investor is delivering a completed and executed signature page of this Agreement.

1.3           Closing; Termination; Release of Escrow.

(a)           At such time as the Company delivers to the Escrow Agent and the Investor a written certification that (i) lenders to the Company of an aggregate of at least $1,430,500 of outstanding indebtedness have consented to the repayment and cancellation of all outstanding amounts owed by the Company to them (including principal, interest, penalties, and other charges thereon) thereunder in exchange for the repayment by the Company to them of up to $.50 per dollar of face value of such indebtedness outstanding thereunder and (ii) an aggregate of at least one million dollars ($1,000,000) has been deposited into Escrow from Investors hereunder, then the Escrow Agent shall release the Purchase Price to the Company and upon receipt of the Purchase Price by the Company from the Escrow Agent, the Company shall deliver to the Investor the executed Debentures purchased hereunder (the “Closing”).

(b)           The Company and the Investor may mutually modify the terms of the release of the Escrow hereunder by delivering a jointly executed written instruction to that effect to the Escrow Agent.

(c)           Unless extended pursuant to Section 1.3(b), in the event that the Closing does not take place by August 31, 2007, then on the next business day, the Escrow Agent shall return the Purchase Price to the Investor and this Agreement shall be deemed null and void and of no further force or effect.

1.4           Defined Terms Used in this Agreement.  In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company.

“Securities Act” means the Securities Act of 1933, as amended.

“Triggering Event” means the delivery from the Company to the Investor of a written certification that it has available for issuance and approved and reserved for issuance from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Common Stock Debenture Shares upon conversion of outstanding Debentures and Addtional Convertible Debentures.

2.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor that:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted or proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

2.2           Capitalization.  As of March 1, 2007, the authorized capital stock of the Company consists of:

(a)           5,000,000 shares of preferred stock, par value $.20 per share (“Preferred Stock”), of which 720,000 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, and of which 2,000,000 shares have been designated Series B Preferred Stock, none of which are issued and outstanding immediately prior to the execution hereof.  The rights, privileges and preferences of the Preferred Stock are as stated in the Articles of Incorporation of the Company.  All of the outstanding shares of Preferred Stock have been duly authorized, are fully paid and nonassessable.

(b)           245,000,000 shares of Common Stock, par value $.001 per share, 143,000,000 shares of which are issued and outstanding.  All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable.

2.3           Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the authorization, issuance and delivery of the Securities has been taken and this Agreement, when executed and delivered by the Company and assuming due execution and delivery by the Investor, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4           Valid Issuance of Securities.  The Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

3.           Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company that:

3.1           Authorization.  The Investor has full power and authority to enter into this Agreement.  This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

3.2           Disclosure of Information.  The Investor has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company’s facilities and has had all questions related thereto answered to the full satisfaction of the Investor.  The Investor understands that such discussions and any written information delivered by the Company to the Investor were intended to describe the aspects of the Company’s business which the Investor believes to be material. The Investor understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on.  The Company has not, however, rendered any investment advice to the Investor with respect to the suitability of the purchase of any of the Securities or an investment in the Company

3.3           Restricted Securities.  The Investor understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.  The Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in Section 4.1 hereof.  The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation and may not be able to satisfy.

3.4           No Need for Liquidity. The Investor has no need for liquidity in connection with its purchase of the Securities.  The Investor has the ability to bear the economic risks of the Investor’s purchase of the Securities for an indefinite period to time.

3.5           Use of Proceeds.  The Investor acknowledges that a substantial portion of the Purchase Price received by the Company hereunder will be used to (i) repay and cancel indebtedness of the Company (some of which is owed to current shareholders of the Company) as contemplated by Section 1.3(a) hereof and (ii) provide for the payment of audit and other professional services with the intent to make the Company current with its filing requirements under U.S. securities laws.

3.6           Legends.  The Investor understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

(a)           “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b)           Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

3.7           Accredited Investor.  The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”) and, if an entity, either (i) was not organized for the specific purpose of acquiring the Securities or (ii) each of its equity owners, members or partners, as the case may be, is an Accredited Investor.

3.8           Foreign Investors.  If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities.  Such Investor’s subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

3.9           Brokers; No General Solicitation.Schedule 3.9 hereto sets forth the name of the finder or broker, if any, engaged in connection with the entering into of this Agreement by the Company and the Investor and the fee, if any, to be paid by the Company to such finder or broker.  Except as set forth on such Schedule 3.9, neither the Investor, nor any of its officers, employees, agents, directors, holders of capital stock or partners has engaged the services of a broker, investment banker or finder to contact any potential investor nor has the Investor or any of the Investor’s officers, employees, agents, directors, holders of capital stock or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor.  Neither the Investor, nor any of its officers, directors, employees, agents, holders of capital stock or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

3.10           Indemnification.  The Investor agrees to indemnify and hold harmless the Company and each of its directors, officers, agents, and affiliates from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or covenant of the Investor contained in this Agreement.

3.11           Beneficial Ownership Limitations.  At no time shall any Investor, together with any “affiliates” of such Investor (as defined in the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) “beneficially own” (as defined in the Exchange Act) in excess of Four and 99/00 percent (4.99%) of the outstanding shares of Common Stock of the Company.  Accordingly, no Investor shall convert any portion of its Debenture or Additional Convertible Debenture if, as a result of such conversion, such Investor (together with such Investor’s affiliates) would beneficially own in excess of Four and 99/00 percent (4.99%) of the outstanding shares of Common Stock, inclusive of shares of Common Stock beneficially owned by the Investor and acquired other than through the conversion of the Debentures or Additional Convertible Debentures, without the prior written consent of the Company.

4.           Miscellaneous.

4.1           Registration Rights.

(a)           The Company shall file a Registration Statement under the Securities Act on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Common Stock Debenture Shares into which the Securities may be converted within one year of the Closing or as soon reasonably practicable after shares of the Company’s Common Stock are listed for trading on the Over-the-Counter Bulletin Board of the NASD, whichever is sooner.

(b)           If at any time the Company proposes to register any shares of Common Stock under the Securities Act, whether for its own account or for the account of holders of its securities or both (except with respect to registration statements on Form S-8 or any successor or similar form), it shall give prompt prior written notice to the Investor of its intention to do so and the Investor shall have the right, upon written request delivered to the Company within fifteen (15) days of the aforementioned notice provided by the Company, to include all or any portion of Common Stock held by it in the registration initiated by the Company.  The Company shall use its best efforts to cause the Common Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, to the extent required to permit the sale or other disposition by the Investor of such Common Stock.  The Investor’s right under this Section 4.1(b) may be exercised two (2) times.

(c)           In the event of a registration of any of the Investor’s Common Stock under this Section 4.1, the Company shall pay the customary fees and expenses associated with such registration.

4.2           Trading Restrictions.  The Investors and their affiliates thereof will not trade in the Company’s Common Stock until the earlier of (i) the announcement of the Closing of the transactions contemplated hereby or (ii) the termination of discussions between the Investor and the Company regarding this transaction.  The investors and their affiliates will not short sell any of the Company’s Common Stock until all Common Stock Debenture Shares have been registered under the Securities Act of 1933, as amended.

4.3           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.4           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Colorado, without giving effect to principles of conflicts of law.

4.5           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

4.6           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.7           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan Ederer, Esq.

4.8           Confidentiality.  This Agreement is confidential, and none of its provisions or terms shall be disclosed to anyone who is not an Investor or prospective Investor, an officer or director of the Company or their agents, advisers or legal counsel, unless required by law.

4.9           Action by Investors. Whenever any and all actions of any type are taken by the Investors hereunder, all such actions, including amendments to the Convertible Debentures, shall be taken only upon the agreement thereto by Investors holding in the aggregate more than fifty (50%) percent of the then outstanding principal amount of the Convertible Debentures.

4.10           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

THE COMPANY:

ROOMLINX, INC.

By:	_________________________________________
Name:
Title:

Address:
2150 W. 6th Ave., Unit N
Broomfield, CO 80020

THE INVESTOR:

If an individual:

By:	_________________________________________
Name:

If an entity:

Name of Entity:_____________________________________

By	_________________________________________
Name:
Title:

Amount of Investment:______________________________

Address of Investor:

_______________________________________________

_______________________________________________

Schedule 3.9

Finder’s Fee

EXHIBIT A
FORM OF DEBENTURE

NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE DEBENTURES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

ROOMLINX, INC.

CONVERTIBLE DEBENTURE

$_____________	_______, 2007

FOR VALUE RECEIVED, the undersigned RoomLinX, Inc., a Nevada corporation (referred to herein as "Borrower" or the "Company"), promises to pay to the order of [_______________________] ("Lender"), the principal sum of [__________________] Dollars ($_______________), or such lesser principal amount as is then outstanding on the five (5) year anniversary from the date hereof (the "Maturity Date"), and interest thereon at a rate equal to six percent (6%) per annum (the "Interest Rate"), payable on the last day of each calendar quarter. The principal balance then outstanding under this convertible debenture ("Debenture") plus accrued but unpaid interest shall be paid in full on the Maturity Date along with payment of any other amounts due hereunder.

Notwithstanding any other provision hereof, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Interest due hereunder is payable in lawful money of the United States of America to the Lender at the address set forth in the Securities Purchase Agreement (hereinafter defined) or, at the election of the Company upon ten (10) days prior written notice to the Lender, (i) upon or after the occurrence of the Triggering Event (as hereinafter defined), in shares of Common Stock, par value $.001 per share, of the Company (“Common Stock”), at the rate of $.025 per share, or a ten percent (10%) discounted stock price from the average market price for the twenty (20) business days preceding the interest payment date, whichever is greater, or (ii) prior to the occurrence of the Triggering Event in shares of Series B Preferred Stock, par value $.20 per share, of the Company (“Series B Stock”), at a rate such that the Series B Stock so paid as interest hereunder would convert into the same number of shares of Common Stock as if the interest had in fact been paid in shares of Common Stock.  For purposes hereof, the “Triggering Event” shall mean and have been deemed to have occurred immediately upon the delivery from the Company to the Lender of a written certification that it has a sufficient number of shares of Common Stock authorized and available to provide for the issuance of the Common Stock into which the principal and accrued interest under this Debenture may be converted pursuant to Section 1(a)(i) hereof.

This Debenture is issued pursuant to that certain Securities Purchase Agreement ("Securities Purchase Agreement"), executed by the Borrower and Lender as of the date hereof. The terms and conditions of the Securities Purchase Agreement and all other documents and instruments delivered in connection therewith (collectively, the "Loan Documents") are incorporated by reference herein and made a part hereof.  All capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Securities Purchase Agreement.

Section 1.  Conversion.

(a)           At any time from the date hereof through the date that this Debenture is paid in full, Lender shall have the right, in its sole discretion, to convert the principal balance of this Debenture then outstanding plus accrued but unpaid interest, in whole or in part, (i) upon or after the occurrence of the Triggering Event, into shares of Common Stock at a conversion price equal to $.02 per share of Common Stock, subject to adjustment as provided herein (the "Conversion Price"), or (ii) prior to the occurrence of the Triggering Event, into shares of Series B Stock, at a conversion price such that such Series B Stock would convert into the same number of shares of Common Stock as if the conversion had in fact been made into shares of Common Stock; provided, however, that at no time shall Lender, together with any “affiliates” of Lender (as defined in the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) “beneficially own” (as defined in the Exchange Act) in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company.  Accordingly, Lender may not convert any portion of this Debenture if, as a result of such conversion, Lender (together with Lender’s affiliates) would beneficially own in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company, inclusive of shares of Common Stock beneficially owned by the Lender and acquired other than through conversion of this Debenture, without the prior written consent of the Company.

(b)           Subject to the limitations of Section 1(a), Lender may convert this Debenture at the then applicable Conversion Price by the surrender of this Debenture (properly endorsed) to the Company at the principal office of the Borrower, together with the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Debenture to be converted.  The “Conversion Date” shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Lender shall not be required to physically surrender Debentures to the Borrower unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Lender and the Borrower shall maintain records showing the principal amount converted and the date of such conversions. The Lender and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. In the event of the conversion of all or a portion of this Debenture, a certificate or certificates for the securities so converted, as applicable, registered in the name of the Lender, shall be delivered to the Lender as soon as practicable after the receipt by Borrower of this Debenture and Lender's Notice of Conversion.

(c)           In addition to the conversion rights above, the Lender shall have the right, in its sole discretion, to convert the principal balance of this Debenture then outstanding plus accrued but unpaid interest, in whole or in part, into equity securities of the Borrower being issued in any private offering of equity or equity-linked securities of the Company consummated prior to the one (1) year anniversary from the date hereof, upon the terms and conditions of such offering, at a conversion price equal to the then effective Conversion Price, subject to the limitations set forth in Section 1(a) thereof.

Section 2.  Conversion Price Adjustment.

(a)           If the Borrower, at any time while this Debenture is outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)           In case of any consolidation or merger of the Borrower with or into another corporation or the conveyance of all or substantially all of the assets of the Borrower to another corporation, this Debenture shall thereafter be convertible (to the extent such conversion is permitted hereunder) into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this Debenture would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of this Debenture, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Debenture.

Section 3.  Change of Control.  In the event a non-affiliated third party acquires voting rights in the Company in excess of fifty percent (50%) in one or a series of related transactions, the Lender may elect to have the Debenture redeemed by the Company for its principal balance then outstanding plus all accrued, but unpaid, interest payments, by making a request to the Company therefor.  The Company shall satisfy the redemption request in cash or shares of Common Stock, at the Lender’s election.

Section 4.  Transferability.  This Debenture and any of the rights granted hereunder are freely transferable by the Lender, in its sole discretion, subject to federal and state securities law restrictions, if any.

Section 5.  Reservation of Stock.  The Borrower covenants that, it will at all times reserve and keep available out of its authorized and unissued shares of Series B Stock solely for the purpose of issuance upon conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Series B Stock as shall be issuable upon the conversion of the outstanding principal of this Debenture and accrued interest thereon, and upon and after the occurrence of the Triggering Event, it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding principal amount of this Debenture.  The Borrower covenants that all shares of Common Stock that shall be so issuable and all shares of Series B Stock that may be issuable upon conversion of this Debenture shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Debenture other than such as have been met or obtained. The execution, delivery and performance of this Debenture and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

Section 6.  No Fractional Shares.  Upon a conversion hereunder the Borrower shall not be required to issue stock certificates representing fractions of shares of Series B Stock or Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Series B Stock or Common Stock, as the case may be.

Section 7.  Event of Default.   In the event this Debenture is not paid in full or converted on or prior to sixty (60) days after the Maturity Date (an “Event of Default”), then the Interest Rate shall increase to eighteen percent (18%) per annum and the Conversion Price shall be reduced to $.01 per share immediately following such Event of Default.

Borrower agrees that in the event any amounts due and payable hereunder are collected by law or through an attorney at law, it shall pay all costs of collection, including, without limitation, reasonable attorney's fees.

Nothing herein shall limit any right granted to Lender by any other instrument or document or by law or equity.

Section 8.  Registration Rights.  The Lender is entitled to certain registration rights with respect to the Common Stock issuable upon conversion of this Debenture as set forth in the Securities Purchase Agreement.

Section 9.  Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

Section 10.  Governing Law.  This Debenture and the provisions hereof are to be construed according to and are governed by the laws of the State of Colorado, without regard to principles of conflicts of laws thereof.

Section 11.  Successors and Assigns.  Subject to applicable securities laws, this Debenture and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Lender.

Section 12.  Amendment.  This Debenture may be modified or amended or the provisions hereof waived with the written consent of the holders of a majority of the then outstanding principal amount of Debentures and the Company.

Section 13.  Severability.  Wherever possible, each provision of this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Debenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Debenture.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

ROOMLINX, INC.

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION
To Be Executed by the Lender
in Order to Convert Debenture

The undersigned Lender hereby elects to convert $__________ currently outstanding and owed under the Convertible Debenture issued to [______________________] at a Conversion Price of $_____________ (the "Debenture") and to purchase ___________ shares of           [circle one: Series B Preferred Stock / Common Stock] of RoomLinX, Inc. issuable upon conversion of such Debenture, and requests that certificates for such securities shall be issued in the name of:

___________________________________________________________
(please print or type name and address)

___________________________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

___________________________________________________________
please print or type name and address)

___________________________________________________________
(please insert social security or other identifying number)

Lender Name:_______________________________________________

By:________________________________________________________
      Name:
      Title:

Conversion Date:___________________________________________

EXHIBIT B
FORM OF ADDITIONAL CONVERTIBLE DEBENTURE

NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE DEBENTURES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

ROOMLINX, INC.

CONVERTIBLE DEBENTURE

$_____________	_______, 2007

FOR VALUE RECEIVED, the undersigned RoomLinX, Inc., a Nevada corporation (referred to herein as "Borrower" or the "Company"), promises to pay to the order of [_______________________] ("Lender"), the principal sum of [__________________] Dollars ($_______________), or such lesser principal amount as is then outstanding on the five (5) year anniversary from the date hereof (the "Maturity Date"), and interest thereon at a rate equal to six percent (6%) per annum (the "Interest Rate"), payable on the last day of each calendar quarter. The principal balance then outstanding under this convertible debenture ("Debenture") plus accrued but unpaid interest shall be paid in full on the Maturity Date along with payment of any other amounts due hereunder.

Notwithstanding any other provision hereof, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Interest due hereunder is payable in lawful money of the United States of America to the Lender at the address set forth in the Securities Purchase Agreement (hereinafter defined) or, at the election of the Company upon ten (10) days prior written notice to the Lender, (i) upon or after the occurrence of the Triggering Event (as hereinafter defined), in shares of Common Stock, par value $.001 per share, of the Company (“Common Stock”), at the rate of $.025 per share, or a ten percent (10%) discounted stock price from the average market price for the twenty (20) business days preceding the interest payment date, whichever is greater, or (ii) prior to the occurrence of the Triggering Event in shares of Series B Preferred Stock, par value $.20 per share, of the Company (“Series B Stock”), at a rate such that the Series B Stock so paid as interest hereunder would convert into the same number of shares of Common Stock as if the interest had in fact been paid in shares of Common Stock.  For purposes hereof, the “Triggering Event” shall mean and have been deemed to have occurred immediately upon the delivery from the Company to the Lender of a written certification that it has a sufficient number of shares of Common Stock authorized and available to provide for the issuance of the Common Stock into which the principal and accrued interest under this Debenture may be converted pursuant to Section 1(a)(i) hereof.

This Debenture is issued pursuant to that certain Securities Purchase Agreement ("Securities Purchase Agreement"), executed by the Borrower and Lender as of the date hereof. The terms and conditions of the Securities Purchase Agreement and all other documents and instruments delivered in connection therewith (collectively, the "Loan Documents") are incorporated by reference herein and made a part hereof.  All capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Securities Purchase Agreement.

Section 1.  Conversion.

(a)           At any time from the date hereof through the date that this Debenture is paid in full, Lender shall have the right, in its sole discretion, to convert the principal balance of this Debenture then outstanding plus accrued but unpaid interest, in whole or in part, (i) upon or after the occurrence of the Triggering Event, into shares of Common Stock at a conversion price equal to $.03 per share of Common Stock, subject to adjustment as provided herein (the "Conversion Price"), or (ii) prior to the occurrence of the Triggering Event, into shares of Series B Stock, at a conversion price such that such Series B Stock would convert into the same number of shares of Common Stock as if the conversion had in fact been made into shares of Common Stock; provided, however, that at no time shall Lender, together with any “affiliates” of Lender (as defined in the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) “beneficially own” (as defined in the Exchange Act) in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company.  Accordingly, Lender may not convert any portion of this Debenture if, as a result of such conversion, Lender (together with Lender’s affiliates) would beneficially own in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company, inclusive of shares of Common Stock beneficially owned by the Lender and acquired other than through conversion of this Debenture, without the prior written consent of the Company.

(b)           Subject to the limitations of Section 1(a), Lender may convert this Debenture at the then applicable Conversion Price by the surrender of this Debenture (properly endorsed) to the Company at the principal office of the Borrower, together with the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Debenture to be converted.  The “Conversion Date” shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Lender shall not be required to physically surrender Debentures to the Borrower unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Lender and the Borrower shall maintain records showing the principal amount converted and the date of such conversions. The Lender and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. In the event of the conversion of all or a portion of this Debenture, a certificate or certificates for the securities so converted, as applicable, registered in the name of the Lender, shall be delivered to the Lender as soon as practicable after the receipt by Borrower of this Debenture and Lender's Notice of Conversion.

(c)           In addition to the conversion rights above, the Lender shall have the right, in its sole discretion, to convert the principal balance of this Debenture then outstanding plus accrued but unpaid interest, in whole or in part, into equity securities of the Borrower being issued in any private offering of equity or equity-linked securities of the Company consummated prior to the one (1) year anniversary from the date hereof, upon the terms and conditions of such offering, at a conversion price equal to the then effective Conversion Price, subject to the limitations set forth in Section 1(a) thereof.

Section 2.  Conversion Price Adjustment.

(a)           If the Borrower, at any time while this Debenture is outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)           In case of any consolidation or merger of the Borrower with or into another corporation or the conveyance of all or substantially all of the assets of the Borrower to another corporation, this Debenture shall thereafter be convertible (to the extent such conversion is permitted hereunder) into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this Debenture would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of this Debenture, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Debenture.

Section 3.  Change of Control.  In the event a non-affiliated third party acquires voting rights in the Company in excess of fifty percent (50%) in one or a series of related transactions, the Lender may elect to have the Debenture redeemed by the Company for its principal balance then outstanding plus all accrued, but unpaid, interest payments, by making a request to the Company therefor.  The Company shall satisfy the redemption request in cash or shares of Common Stock, at the Lender’s election.

Section 4.  Transferability.  This Debenture and any of the rights granted hereunder are freely transferable by the Lender, in its sole discretion, subject to federal and state securities law restrictions, if any.

Section 5.  Reservation of Stock.  The Borrower covenants that, it will at all times reserve and keep available out of its authorized and unissued shares of Series B Stock solely for the purpose of issuance upon conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Series B Stock as shall be issuable upon the conversion of the outstanding principal of this Debenture and accrued interest thereon, and upon and after the occurrence of the Triggering Event, it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding principal amount of this Debenture.  The Borrower covenants that all shares of Common Stock that shall be so issuable and all shares of Series B Stock that may be issuable upon conversion of this Debenture shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Debenture other than such as have been met or obtained. The execution, delivery and performance of this Debenture and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

Section 6.  No Fractional Shares.  Upon a conversion hereunder the Borrower shall not be required to issue stock certificates representing fractions of shares of Series B Stock or Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Series B Stock or Common Stock, as the case may be.

Section 7.  Event of Default.   In the event this Debenture is not paid in full or converted on or prior to sixty (60) days after the Maturity Date (an “Event of Default”), then the Interest Rate shall increase to eighteen percent (18%) per annum and the Conversion Price shall be reduced to $.01 per share immediately following such Event of Default.

Borrower agrees that in the event any amounts due and payable hereunder are collected by law or through an attorney at law, it shall pay all costs of collection, including, without limitation, reasonable attorney's fees.

Nothing herein shall limit any right granted to Lender by any other instrument or document or by law or equity.

Section 8.  Registration Rights.  The Lender is entitled to certain registration rights with respect to the Common Stock issuable upon conversion of this Debenture as set forth in the Securities Purchase Agreement.

Section 9.  Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

Section 10.  Governing Law.  This Debenture and the provisions hereof are to be construed according to and are governed by the laws of the State of Colorado, without regard to principles of conflicts of laws thereof.

Section 11.  Successors and Assigns.  Subject to applicable securities laws, this Debenture and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Lender.

Section 12.  Amendment.  This Debenture may be modified or amended or the provisions hereof waived with the written consent of the holders of a majority of the then outstanding principal amount of Debentures and the Company.

Section 13.  Severability.  Wherever possible, each provision of this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Debenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Debenture.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

ROOMLINX, INC.

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION
To Be Executed by the Lender
in Order to Convert Debenture

The undersigned Lender hereby elects to convert $__________ currently outstanding and owed under the Convertible Debenture issued to [______________________] at a Conversion Price of $_____________ (the "Debenture") and to purchase ___________ shares of           [circle one: Series B Preferred Stock / Common Stock] of RoomLinX, Inc. issuable upon conversion of such Debenture, and requests that certificates for such securities shall be issued in the name of:

___________________________________________________________
(please print or type name and address)

___________________________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

___________________________________________________________
please print or type name and address)

___________________________________________________________
(please insert social security or other identifying number)

Lender Name:_______________________________________________

By:________________________________________________________
      Name:
      Title:

Conversion Date:___________________________________________

EXHIBIT C

FORM OF CERTIFICATE OF DESIGNATIONS
OF SERIES B PREFERRED STOCK OF
ROOMLINX, INC.

Pursuant to NRS 78.1955 of the State of Nevada

ROOMLINX, INC., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes,

DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, the Board of Directors on ________ __, 2007 by unanimous written consent, adopted the following resolution creating a series of  ___________ shares of Preferred Stock, $.20 par value, designated as "Series B Preferred Stock":

RESOLVED, that pursuant to the authority granted to the Board of Directors by the Articles of Incorporation, as amended (the "Articles"), the Board of Directors hereby authorizes the issuance of ___________ shares of Series B Preferred Stock of the Corporation and hereby fixes the following designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the Certificate:

Section II.   Preferred Stock.   The designation of the series of Preferred Stock created hereby is Series B Preferred Stock and the number of shares constituting such series is ___________ (the "Series B Preferred Stock" or the "Preferred Stock").  The powers, privileges, preferences, rights, restrictions of, and other matters relating to the Series B Preferred Stock, are as follows:

1.	Dividends.

The holders of the Series B Preferred Stock shall not be entitled to receive dividends.

2.	Liquidation Preference.

(a)           In the event of any liquidation, dissolution, Deemed Liquidation (as hereinafter defined) or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), the holders of the Series B Preferred Stock, shall be entitled to receive, prior and in preference to any distribution of any of the assets, capital or surplus funds of the Corporation to the holders of the Company's Common Stock, an amount per share equal to $_________ per share of Series B Preferred Stock (as adjusted for any stock dividends, combinations, splits or the like with respect to such share) (the “Series B Liquidation Preference”).  If upon the occurrence of a Liquidation Event, (i) the assets, capital and funds thus distributed among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full Series B Liquidation Preference, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the aggregate Series B Liquidation Preference each such holder is otherwise entitled to receive or (ii) after payment to the holders of the Series B Preferred Stock their full Series B Liquidation Preference there shall remain assets, capital or funds of the Corporation legally available for distribution to the holders of the Corporation’s Common Stock, then unless the assets of the Corporation are not being liquidated in connection with such Liquidation Event, the holders of the Series B Preferred Stock shall be entitled to receive a distribution of such remaining assets, capital or funds ratably with the holders of the Common Stock as if such Series B Preferred Stock had been converted into Common Stock.

(b)           A “Deemed Liquidation” shall mean (A) the acquisition of the Corporation by another entity or the acquisition of another entity by the Corporation by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, or consolidation other than any merger effected exclusively for the purpose of changing the domicile of the Corporation) or a sale of all or substantially all of the assets of the Corporation unless, in the case of any such transaction, series of transactions or sale, the Corporation’s stockholders of record as constituted immediately prior to such transaction, series of transactions or sale shall, immediately after such transaction, series of transactions or sale (by virtue of securities issued as consideration for the Corporation’s securities or otherwise) hold more than 50% of the voting power and economic interest of the surviving or (in the case of a sale of all or substantially all of the assets of the Corporation) acquiring entity in the same proportions among such stockholders as held by them, and with the same relative powers, privileges, preferences, rights and restrictions as among themselves and as against the Corporation as, immediately prior to such transaction, series of transactions or sale, or (B) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or following which has acquired beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of 50% or more of the voting power or economic interest of the Corporation.

(c)           In the event of any Deemed Liquidation, if the consideration received is other than cash, its value shall be deemed to be its Current Market Price (as such term is defined herein).  The consideration to be received by the holders of Series B Preferred Stock in any such transaction shall be of the same type (cash, securities or other property) and in the same proportion, as is payable to holders of Common Stock as a result of the transaction unless the holders of a majority of the outstanding shares of Series B Preferred Stock consent otherwise.

(d)            For purposes hereof, the “Current Market Price” of any asset other than cash means:

(i)           in the case of a publicly traded security, the average of the daily closing prices for such security for the 20 consecutive business days commencing 20 business days before the date of determination, in which case the closing price for each day shall be (x) the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which such security is listed or admitted to trading, or (y) if not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc.’s Automated Quotation System, or the nearest comparable system; provided that in the event that the security for which the Current Market Price is to be determined is subject to any restriction on free marketability, then the method of valuation of such security shall be to take an appropriate discount from the Current Market Price as determined above to reflect the approximate fair market value thereof; and

(ii)           in the case of any other asset, as determined in good faith by the Board of Directors.

3.	Redemption.

The Series B Preferred Stock shall not have any redemption or similar rights.

4.	Voting Rights.

Each holder of shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock may then be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders’ meeting in accordance with the By-Laws of the Corporation.  Fractional votes shall not, however, be permitted and any fractional voting rights shall be rounded upward to the nearest whole number.  For avoidance of doubt, each reference herein to a percentage or other amount of shares of Series B Preferred Stock, the holders of which are entitled to consent rights, approval rights or other rights, shall be deemed to refer to such percentage or other amount of the voting power of such shares determined as provided above.

5.	Conversion.

(a)           Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the filing of an amendment to the Corporation’s Articles of Incorporation either providing for an increase in the number of authorized shares of Common Stock or providing for a reverse stock split, in either case to permit the conversion of all outstanding shares of Series B Preferred Stock, such date being referred to herein as the “Conversion Date”.  A holder of shares of Series B Preferred Stock shall not have the option to convert the shares of Series B Preferred Stock into Common Stock prior to the Conversion Date.  The number of shares of Common Stock into which each share of Series B Preferred Stock shall be converted on the Conversion Date shall be determined by dividing $________ by the Conversion Price in effect at the time of conversion.  The Conversion Price with respect to shares of Series B Stock that were acquired upon conversion of Debentures shall initially be $.02 per share and the Conversion Price with respect to shares of Series B Stock that were acquired upon conversion of Additional Convertible Debentures shall initially be $.03 per share (each as adjusted for any stock dividends, combinations, splits or the like with respect to the Series B Preferred Stock).  For purposes hereof, “Debentures” and “Additional Convertible Debentures” shall be defined as they are defined in the Securities Purchase Agreement between the Corporation and the investors signatory thereto dated as of ______, 2007.

(b)           A holder of Series B Preferred Stock subject to the conversion set forth above into shares of Common Stock, shall surrender the certificate or certificates representing such shares of Series B Preferred Stock at the principal United States office of the Corporation and shall provide such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.  If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or its attorney duly authorized in writing.  The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver to such holder, or to its nominee, at such holder’s address as shown in the records of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c)           No fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock and, after aggregating all fractional shares subject to conversion, any remaining fractional share to which the holder would otherwise be entitled shall be rounded up to the nearest whole number.

(d)           As of the Conversion Date, all shares of Series B Preferred Stock shall no longer be deemed to be outstanding, and all rights with respect to such shares shall immediately cease and terminate, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and the payment of any declared and unpaid dividends thereon.  On the Conversion Date, the shares of Common Stock issuable upon such conversion shall be deemed to be outstanding, and the holder thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Common Stock.  All shares of Series B Preferred Stock shall, from and after the Conversion Date, be deemed to have been retired and cancelled and shall not be reissued as Preferred Stock, and the Corporation may thereafter take such appropriate action as may be necessary to reduce accordingly the authorized number of shares of Preferred Stock.

(f)            The term “Conversion Price” shall mean, as of any time, the Conversion Price of the Series B Preferred Stock as specified in paragraph (a) of this Section II.5 in case no adjustment shall have been required, or such Conversion Price as adjusted and further adjusted pursuant to this paragraph (f) of this Section II.5, as the case may be.

(1)           If the Corporation shall effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before such subdivision shall be proportionately decreased.  If the Corporation shall combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased.  If the Corporation shall make or issue a dividend or other distribution payable in securities, then and in each such event provision shall be made so that the holders of shares of the Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities that they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period giving effect to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series B Preferred Stock.  If the Corporation shall reclassify its Common Stock (including any reclassification in connection with a consolidation or merger in which the Corporation is the surviving corporation), then and in each such event provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof, the amount of such reclassified Common Stock that they would have received had their Series B Preferred Stock been converted into Common Stock immediately prior to such reclassification and had they thereafter during the period from the date of such event to and including the Conversion Date, retained such reclassified Common Stock giving effect to all adjustments called for during such period under this paragraph with respect to the rights of these holders of the Series B Preferred Stock.

(2)           Whenever the Conversion Price shall be adjusted as provided in this Section II.5, the Corporation shall forthwith provide notice of such adjustment to each holder of shares of the Series B Preferred Stock, a statement, certified by the chief financial officer of the Corporation, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.  The Corporation shall send such notice and statement by first class mail, postage prepaid, to each holder of record of Series B Preferred Stock at such holder’s address as shown in the records of the Corporation.

(3)           If a state of facts shall occur which, without being specifically controlled by the provisions of this Section II.5, would not fairly protect the conversion rights of the holders of the Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

IN WITNESS WHEREOF, this Certificate has been signed on this ____ day of ___________, 2007, and the signature of the undersigned shall constitute the affirmation and acknowledgement of the undersigned , under penalties of perjury, that this Certificate is the act of the undersigned and that the facts stated in this Certificate are true.

ROOMLINX, INC.

By:	/s/ Michael S. Wasik
Name: Michael S. Wasik
Title: President